                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 15, 1999
                                         --------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

           Virginia                               0-25762                         54-1719855
           --------                               -------                         ----------
(State or other jurisdiction of                (Commission                       (IRS Employer
        incorporation)                          File Number)                    Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                                   23060
--------------------------------------------------                                   -----
   (Address of principal executive offices)                                        (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):

                                 Not Applicable

ITEM 5.             OTHER EVENTS

                    The March 1999 monthly Certificateholder's Statements to investors were distributed April 15, 1999.

ITEM 7 (c).         EXHIBITS
                    --------
                    The following are filed as exhibits to this Report under
                    Exhibit 20:

                    1.  March Performance Summary
                    2.  Series 1994-3 Class A and Class B Certificateholder's Statements for
                         the month of March 1999.
                    3.  Series 1994-A Certificateholder's Statement for the month of
                         March 1999.
                    4.  Series 1995-1 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    5.  Series 1995-3 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    6.  Series 1996-1 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    7.  Series 1996-2 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    8.  Series 1996-3 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    9.  Series 1997-1 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    10. Series 1997-2 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    11. Series 1998-1 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    12. Series 1998-2 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    13. Series 1998-3 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    14. Series 1998-4 Class A and Class B Certificateholder's Statements
                         for the month of March 1999.
                    15. Series 1998-5 Certificateholder's Statement for the month of
                         March 1999.

                    16. Series 1998-6 Certificateholder's Statement for the month of
                         March 1999.
                    17.  Trust Excess Spread Analysis

                                    SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                   CAPITAL ONE MASTER TRUST

                                   By:    CAPITAL ONE BANK
                                          Servicer

                                   By:    /s/ David M. Willey
                                          --------------------------
                                          David M. Willey
                                          Senior Vice President and Treasurer

Date:  April 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    EXHIBITS

                                       TO

                                    FORM 8-K



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                         SEQUENTIALLY
EXHIBIT                                                                                  NUMBERED
NUMBER                EXHIBITS                                                           PAGE
------                --------                                                           ------------
     1                March Performance Summary                                               07

     2                Series 1994-3 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         09

     3                Series 1994-A Certificateholder's Statement for
                      the month of March 1999                                                 11

     4                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         12

     5                Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         14

     6                Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         16

     7                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         18

     8                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         20

     9                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         22

     10               Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         24

     11               Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         27

     12               Series 1998-2 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         30

     13               Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         33

     14               Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of March 1999                         36

     15               Series 1998-5 Certificateholder's Statement for
                      the month of March 1999                                                 39

     16               Series 1998-6 Certificateholder's Statement for
                      the month of March 1999                                                 40

     17               Trust Excess Spread Analysis                                            41